UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report October 5, 2020

(Date of earliest event reported)

VISTA GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VGZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01

The information in this Section 8.01 of this Current Report on Form 8-K of the Company is hereby incorporated by reference into the Company’s Registration Statements on Form S-3 (No. 333-239184) and any related prospectuses and prospectus supplements, and Form S-8 (Nos. 333-239139, 333-225031, 333-134767, 333-153019, 333-191505).

On October 5, 2020, Vista Gold Corp. filed a technical report titled “NI 43-101 Technical Report Mt Todd Gold Project 50,000 tpd Preliminary Feasibility Study Northern Territory, Australia,” dated October 7, 2019, with an effective date of September 10, 2019 as amended September 22, 2020, (the “Technical Report”), with the securities regulatory authorities in Canada.

The Technical Report provides updated material, scientific, and technical information based on additional data obtained from extensive metallurgic test work conducted in 2018 and 2019. The recent metallurgic test programs have confirmed: (1) the efficiency of ore sorting across a broad range of head grades and the natural concentration of gold in the screen undersize material prior to sorting; (2) the efficiency of fine grinding and improved gold leach recoveries at an 80% passing grind size of 40 microns; and (3) the selection of FLSmidth’s (FLS) VXP mill as the preferred fine grinding mill.

In September, 2020, the Technical Report was amended to correct and/or clarify certain items, including:

•	Changes to the title page to include each Qualified Person’s (QP) professional designation to comply with form requirements

•	Clarification of QP disclaimers and additions to Section 3 – Reliance on Other Experts to comply with form requirements

•	Additions to Section 9 - Exploration and Section 10 - Drilling to comply with form requirements

•	Clarification of credentials in certificates for specific QPs

•	Adjustment of measured, indicated, and inferred mineral resources for Quigleys deposit

•	Certain other minor changes to comply with form requirements

There are no changes to the following key items in the Technical Report:

•	Reported measured, indicated, and inferred mineral resources for Batman deposit

•	Reported design parameters for the open pit mine plans

•	Reported proven and probable mineral reserves

•	Reported design parameters for the process plant or process flow sheet

•	Reported metallurgical recoveries and associated supporting test work

•	Reported capital and operating costs

•	Reported design parameters for the tailings dams and waste rock dump

•	Reported design parameters and associated costs for the reclamation plan

•	Reported financial results from the cash flow analysis, rates of return, and schedules

This information is intended to assist stakeholders and other readers of this Technical Report in their understanding of the Mt Todd Gold Project and in forming judgements regarding the quality of the data collected, reported, and used in the Technical Report. The highlights of the PFS are presented in the following table:

PFS Highlights

Description	Years 1-5		Life of Mine (LoM) (13 years)
	Annual Average	Total	Annual Average	Total
Average Plant Feed Grade (g-Au/t)	0.96		0.82
Payable Gold (koz)	495	2,476	413	5,305
Gold Recovery (%)	92.3%		91.9%
Cash Costs (US$/oz)	$575		$645
AISC ($/oz)	$688		$746
Strip Ratio (waste:ore)	2.65		2.52
Initial Capital (US$ millions)			$826
After-tax Payback (Production Years)			2.9
After-tax NPV5% (US$ millions)			$823
IRR (Pre-tax / After-tax) (%)			23.4%

NOTE: Economics presented using US$1,350/oz gold and a flat US$0.70:AUD1.00 exchange rate and assumes deferral of NT Royalty payments prior to payback, and sale of excess electric power during reclamation and realization of salvage values at the end of the mine life.

Item 9.01 Exhibits

Exhibit No.	Description
99.1	Consent of Tetra Tech, Inc.
99.2	Consent of Dr. Rex Clair Bryan
99.3	Consent of Anthony Clark
99.4	Consent of Thomas L. Dyer
99.5	Consent of April Hussey
99.6	Consent of Chris Johns
99.7	Consent of Deepak Malhotra
99.8	Consent of Jessica I. Monasterio, P. E.
99.9	Consent of Zvonimir Ponos
99.10	Consent of David M. Richers
99.11	Consent of Vicki Scharnhorst
99.12	Consent of Keith Thompson
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)

Dated: October 9, 2020	By:	/s/ Frederick H. Earnest
Frederick H. Earnest
Chief Executive Officer